Prospectus Supplement	June 30, 2023

Putnam Floating Rate Income Fund
Putnam Small Cap Value Fund
Summary and Statutory Prospectuses dated June 30, 2023

Effective immediately, similar language in the section Your fund’s management in each fund’s Summary Prospectus and in the sub-section Your fund’s management in the section Fund summary in each fund’s Statutory Prospectus is deleted and replaced in its entirety by the following:

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Investment Management, LLC (“Putnam Management”), a wholly owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related  sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable), which will be presented to the shareholders of each Putnam Fund for their approval at shareholder meetings currently expected to occur in October 2023. Proxy solicitation materials related to these meetings, which will provide detailed information regarding the proposed transaction, are expected to be mailed to shareholders in the coming weeks.

The foregoing is not a solicitation of any proxy. For more information regarding the funds, or to receive a free copy of materials filed with the Securities and Exchange Commission (“SEC”), please visit Putnam’s website at putnam.com/individual. Free copies of these materials can also be found on the SEC’s website at http://www.sec.gov. Please read the funds’ proxy statement carefully when it becomes available in the coming weeks because it will contain important information. The funds, their trustees, officers, and other members of management may be deemed to be participants in any future solicitation of the funds’ shareholders in connection with the forthcoming meeting of shareholders. Shareholders may obtain information regarding the names, affiliations, and interests of these individuals in the funds’ proxy statement when it becomes available.

Shareholders should retain this Supplement for future reference.

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